V-ONE CORPORATION

                         CERTIFICATE OF DESIGNATIONS OF
                      SERIES A CONVERTIBLE PREFERRED STOCK

               (Pursuant to Section 151 of the General Corporation
                          Law of the State of Delaware)

                              -------------------

               V-ONE Corporation, a Delaware corporation (the "Corporation"), in accordance with the provisions of Section 103 of the General Corporation Law of the State of Delaware (the "DGCL") DOES HEREBY CERTIFY:

               That pursuant to authority vested in the Board of Directors of the Corporation by the Amended and Restated Certificate of Incorporation of the Corporation, the Board of Directors of the Corporation, by unanimous written consent dated November 21, 1997, adopted a resolution providing for the creation of a series of the Corporation's Preferred Stock, $.001 par value, which series is designated as "Series A Convertible Preferred Stock," which resolution is as follows:

               RESOLVED, that pursuant to authority vested in the Board of Directors by the Amended and Restated Certificate of Incorporation of the Corporation, the Board of Directors does hereby provide for the creation of a series of the Preferred Stock, $.001 par value (hereinafter called the "Preferred Stock"), of the Corporation, and to the extent that the voting powers and the designations, preferences and relative, participating, optional or other special rights thereof and the qualifications, limitations or restrictions of such rights have not been set forth in the Amended and Restated Certificate of Incorporation of the Corporation, does hereby fix the same as follows:

                      SERIES A CONVERTIBLE PREFERRED STOCK

               SECTION 1. DEFINITIONS. As used herein, the following terms shall have the following meanings:

               "Aggregated Person" shall mean any person whose beneficial ownership of shares of Common Stock would be aggregated with the beneficial ownership of shares of Common Stock by a holder of shares of Series A Convertible Preferred Stock for purposes of Section 13(d) of the Exchange Act, and Regulation 13D-G thereunder.

               "AMEX" shall mean the American Stock Exchange, Inc.

               "Average Market Price" for any date means the arithmetic average of the Market Price on each of the five trading days, whether or not consecutive, during the applicable Measurement Period having the lowest Market Prices.

               "Board of Directors" or "Board" shall mean the Board of Directors of the Corporation.

               "Ceiling   Price"   shall  mean  $4.77   (subject  to   equitable
adjustments for stock splits, stock dividends, combinations, recapitalizations, reclassifications and similar events occurring or with respect to which "ex-" trading commences on or after the date of filing of this Certificate of Designations with the Secretary of State of the State of Delaware) PROVIDED, HOWEVER, that notwithstanding any other provision hereof (1) if (v) the Corporation shall fail to file the Registration Statement with the SEC on or before the date which is 30 days after the Issuance Date, (w) the Registration Statement is not ordered effective by the SEC within 90 days after the Issuance Date, (x) the Corporation shall fail to request acceleration of the Registration Statement as and when required by Section 3(a) of the Registration Rights Agreement, (y) the Registration Statement shall cease to be available for use by any holder of shares of Series A Convertible Preferred Stock which is named therein as a selling stockholder for any reason (including, without limitation, by reason of an SEC stop order, a material misstatement or omission in the Registration Statement or the information contained in the Registration Statement having become outdated) as contemplated by clauses (10) and (11) of the definition of Computation Date, or (z) a holder of shares of Series A Convertible Preferred Stock shall have become unable to convert any shares of Series A Convertible Preferred Stock in accordance with Section 10(a) (other than by reason of the 4.9% limitation set forth in Section 10(a)), as contemplated by clauses (12) and (13) of the definition of Computation Date, then in each such case referred to in the preceding clauses (v) through (z) the applicable price stated above in this paragraph shall be permanently reduced by $.0954 on each Computation Date (pro rated in the case of any Computation Date which is less than 30 days after a Computation Date) up to a maximum aggregate reduction of $.477 (each such dollar amount in this proviso subject to equitable adjustments for stock splits, stock dividends, combinations, recapitalizations, reclassifications, and similar events occurring or with respect to which "ex-" trading commences on and after the date of filing of this Certificate of Designations with the Secretary of State of the State of Delaware) UNLESS, in lieu of such reduction in respect of any particular Computation Date, the Company shall have made cash payments on a timely basis in the amounts specified in Section 2(c) of the Registration Rights Agreement and (2) the Ceiling Price applicable to a particular conversion shall be subject to reduction as provided in Section 10(b)(6).

               "Closing Bid Price" of any security on any date shall mean the closing bid price of such security on such date on the principal securities exchange or other market on which such security is listed for trading which constitutes the principal securities market for such security, as reported by such exchange or other market.

               "Common Stock" shall mean the Common Stock, $.001 par value, of the Corporation.

               "Computation Date" shall mean

               (1) if the Corporation shall not have filed the Registration Statement with the SEC on or prior to the date which is 30 days after the Issuance Date, the date which is 31 days after the Issuance Date;

               (2) each date which is 30 days after the Computation Date specified in the preceding clause (1), if the Corporation shall not have filed the Registration Statement with the SEC prior to such 30th day;

               (3) if the Corporation shall not have filed the Registration Statement with the SEC on or prior to the date which is 30 days after the Issuance Date, the date on which the Corporation shall have so filed the Registration Statement;

               (4) the date which is 91 days after the Issuance Date, unless the Registration Statement theretofore has been declared effective by the SEC;

               (5) each date which is 30 days after the Computation Date specified in the preceding clause (4), if the Registration Statement has not been declared effective by the SEC prior to such 30th day;

               (6) if the Registration Statement has not been declared effective by the SEC within 90 days after the Issuance Date, the date on which the Registration Statement is declared effective by the SEC;

               (7) if the Corporation shall have failed to request acceleration of the Registration Statement as and when required by Section 3(a) of the Registration Rights Agreement, the date which is 30 days after the date the Corporation was so required to request acceleration (if the Corporation shall not have so requested acceleration prior to such 30th day);

               (8) each date which is 30 days after the Computation Date referred to in the preceding clause (7), if the Corporation shall have failed to so request acceleration of the Registration Statement prior to such 30th day;

               (9) if the Corporation shall have failed to request acceleration of the Registration Statement as and when required by Section 3(a) of the Registration Rights Agreement, the date on which the Corporation shall have so requested acceleration of the Registration Statement;

               (10) the date on which the Registration Statement has ceased for 30 days (whether or not consecutive) to be available, for use by any holder of shares of Series A Convertible Preferred Stock which is named therein as a selling stockholder with the SEC, if, at any time during which the Registration Statement is required by the Registration Rights Agreement to remain available for such use, the Registration Statement ceases to be so available for any reason (including, without limitation, by reason of an SEC stop order, a material misstatement or omission therein or the information contained in the Registration Statement having become outdated) and shall remain so unavailable on such 30th day and each date which is the 30th day (whether or not consecutive) after such 30th day on which the Registration Statement shall have remained so unavailable;

               (11) the date on which the Registration Statement becomes available for use by holders of shares of Series A Convertible Preferred Stock, if, at any time during which the Registration Statement is required by the Registration Rights Agreement to remain available for such use, the Registration Statement ceases to be so available for any reason (including, without limitation, by reason of an SEC stop order, a material misstatement or omission therein or the information contained in the Registration Statement having become outdated);

               (12) the date on which any holder of shares of Series A Convertible Preferred Stock shall have become unable for 30 days (whether or not consecutive) to convert shares of Series A Convertible Preferred Stock in accordance with Section 10(a) for any reason (other than by reason of the 4.9% limitation set forth in Section 10(a)), if any holder of shares of Series A Convertible Preferred Stock shall remain unable so to convert shares of Series A Convertible Preferred Stock on such 30th day and each date which is 30 days after such 30th day if holders then remain unable to so convert; and

               (13) the date on which holders of shares of Series A Convertible Preferred Stock become able to convert shares of Series A Convertible Preferred Stock in accordance with Section 10(a), if any holder of shares of Series A Convertible Preferred Stock shall have become unable to convert shares of Series A Convertible Preferred Stock in accordance with Section 10(a) for any reason (other than by reason of the 4.9% limitation set forth in Section 10(a));

PROVIDED, HOWEVER, that if more than one event which could give rise to a Computation Date during any period shall have occurred, only one of such events shall be deemed to result in a Computation Date so that the adjustments provided herein by reason of the occurrence of a Computation Date shall be made only once in respect of any period of time and then in the maximum amount based on all such Computation Dates.

               "Computed Price" of one share of Common Stock on any date shall mean the product obtained by multiplying (a) the Conversion Percentage applicable on such date TIMES (b) the Average Market Price of the Common Stock for the Measurement Period with respect to such date; PROVIDED, HOWEVER, that in no event shall the Computed Price be greater than the Ceiling Price (subject to equitable adjustments for stock splits, stock dividends, combinations, recapitalizations, reclassifications and similar events occurring or with respect to which "ex-" trading commences on or after the date of filing of this Certificate of Designations with the Secretary of State of the State of Delaware).

               "Conversion Agent" shall mean American Stock Transfer & Trust Company, or its duly appointed successor.

               "Conversion Amount" initially shall be equal to $1,000.00, subject to adjustment as hereinafter provided.

               "Conversion Date" shall mean the date on which the notice of conversion is actually received by the Conversion Agent, whether by mail, courier, personal service, telephone line facsimile transmission or other means, in case of a conversion at the option of the holder pursuant to Section 10(a).

               "Conversion Notice" shall mean a written notice, duly signed by or on behalf of the holder, stating the number of shares of Series A Convertible Preferred Stock to be converted in the form specified in the Subscription Agreement.

               "Conversion Percentage" shall mean with respect to a Conversion Date or a dividend payment date 85%; PROVIDED HOWEVER, that notwithstanding any other provision hereof (1) if (v) the Corporation shall fail to file the Registration Statement with the SEC on or before the date which is 30 days after the Issuance Date, (w) the Registration Statement is not ordered effective by the SEC within 90 days after the Issuance Date, (x) the Corporation shall fail to request acceleration of the Registration Statement as and when required by
Section 3(a) of the Registration Rights Agreement, (y) the Registration Statement shall cease to be available for use by any holder of shares of Series A Convertible Preferred Stock which is named therein as a selling stockholder for any reason (including, without limitation, by reason of an SEC stop order, a material misstatement or omission in the Registration Statement or the information contained in the Registration Statement having become outdated) as contemplated by clauses (10) and (11) of the definition of Computation Date, or
(z) a holder of shares of Series A Convertible Preferred Stock shall have become unable to convert any shares of Series A Convertible Preferred Stock in accordance with Section 10(a) (other than by reason of the 4.9% limitation set forth in Section 10(a)), as contemplated by clauses (12) and (13) of the definition of Computation Date, then in each such case referred to in the preceding clauses (v) through (z) the applicable percentage stated above in this paragraph shall be permanently reduced by two percentage points on each Computation Date (pro rated in the case of any Computation Date which is less than 30 days after a Computation Date) up to a maximum aggregate reduction in the Conversion Percentage pursuant to this proviso of ten percentage points UNLESS, in lieu of such reduction in respect of any particular Computation Date, the Company shall have made cash payments on a timely basis in the amounts specified in Section 2(c) of the Registration Rights Agreement and (2) the Conversion Percentage applicable to a particular conversion shall be subject to reduction as provided in Section 10(b)(6).

               "Conversion  Rate"  shall have the  meaning  provided  in Section
10(a).

               "Corporation Optional Redemption Notice" shall mean a notice given by the Corporation to the holders of Series A Convertible Preferred Stock pursuant to Section 9 which notice shall state (1) that the Corporation is exercising its right to redeem all or a portion of the outstanding shares of Series A Convertible Preferred Stock pursuant to Section 9, (2) the number of shares of Series A Convertible Preferred Stock held by such holder which are to be redeemed, (3) the Redemption Price per share of Series A Convertible Preferred Stock to be redeemed or the formula for determining the same, determined in accordance herewith and (4) the applicable Redemption Date.

               "Current   Price"  shall  mean  with  respect  to  any  date  the
arithmetic average of the Closing Bid Price of the Common Stock on the 30 consecutive trading days commencing 45 trading days before such date.

               "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

               "Holder  Optional   Redemption  Date"  shall  mean  the  date  of
redemption of shares of Series A Convertible Preferred Stock pursuant to Section 11.

               "Inconvertibility  Notice"  shall have the  meaning  provided  in
Section 7(a)(2).

               "Issuance Date" shall mean the first date of original issuance of any shares of Series A Convertible Preferred Stock.

               "Junior Dividend Stock" shall mean, collectively, the Common Stock and any other class or series of capital stock of the Corporation ranking junior as to dividends to the Series A Convertible Preferred Stock.

               "Junior Liquidation Stock" shall mean the Common Stock or any other class or series of the Corporation's capital stock ranking junior as to liquidation rights to the Series A Convertible Preferred Stock.

               "Liquidation Preference" shall mean, for each share of Series A Convertible Preferred Stock, the sum of (i) all dividends accrued and unpaid thereon to the date of final distribution to such holders, (ii) accrued and unpaid interest on dividends in arrears (computed in accordance with Section 5(a)) to the date of distribution, and (iii) $1,000.00.

               "Mandatory Redemption Notice" shall mean a notice given by the Corporation to the holders of Series A Convertible Preferred Stock pursuant to
Section 7(b) which notice shall state (1) that the Corporation is required to redeem all of the outstanding shares of Series A Convertible Preferred Stock pursuant to Section 7(b), (2) the number of shares of Series A Convertible Preferred Stock held by such holder which are to be redeemed, (3) the Redemption Price per share of Series A Convertible Preferred Stock to be redeemed or the formula for determining the same, determined in accordance herewith and (4) the applicable Redemption Date.

               "Market Price" of the Common Stock on any date means the lowest sale price (regular way) for one share of Common Stock on such date on the first applicable among the following: (a) the national securities exchange on which the shares of Common Stock are listed which constitutes the principal securities market for the Common Stock or (b) the Nasdaq, in either such case as reported by Bloomberg, L.P.; PROVIDED, HOWEVER, that if during any Measurement Period (which for purposes of this definition includes such other periods in which an average price of the Common Stock is being determined):

               (i) The Corporation shall declare or pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock or fix any record date for any such action, then the Market Price of the Common Stock for each day in such Measurement Period prior to the earlier of (1) the date fixed for the determination of stockholders entitled to receive such dividend or other distribution and
        (2) the date on which ex-dividend trading in the Common Stock with respect to such dividend or distribution begins shall be reduced by multiplying the Market Price (determined without regard to this proviso) for each such day in such Measurement Period by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the earlier of (1) the record date fixed for such determination and (2) the date on which ex-dividend trading in the Common Stock with respect to such dividend or distribution begins and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution;

               (ii) The Corporation shall issue rights or warrants to all holders of its outstanding shares of Common Stock, or fix a record date for such issuance, which rights or warrants entitle such holders (for a period expiring within forty-five (45) days after the date fixed for the determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of Common Stock at a price per share less than the Market Price (determined without regard to this proviso) for any day in such Measurement Period which is prior to the end of such 45-day period, then the Market Price for such day shall be reduced so that the same shall equal the price determined by multiplying the Market Price (determined without regard to this proviso) by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the record date fixed for the determination of stockholders entitled to receive such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Market Price, and of which the denominator shall be the number of shares of Common Stock outstanding on the close of business on such record date plus the total number of additional shares of Common Stock so offered for subscription or purchase. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than the Market Price (determined without regard to this proviso), and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, the value of such consideration, if other than cash, to be determined in good faith by a resolution of the Board of Directors of the Corporation;

               (iii) The outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock or a record date for any such subdivision shall be fixed, then the Market Price of the Common Stock for each day in such Measurement Period prior to the earlier of
        (1) the day upon which such subdivision becomes effective and (2) the date on which ex-dividend trading in the Common Stock with respect to such subdivision begins shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Market Price for each day in such Measurement Period prior to the earlier of
        (1) the date on which such combination becomes effective and (2) the date on which trading in the Common Stock on a basis which gives effect to such combination begins, shall be proportionately increased;

               (iv) The Corporation shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of capital stock of the Corporation (other than any dividends or distributions to which clause (i) of this proviso applies) or evidences of its indebtedness, cash or other assets (including securities, but excluding any rights or warrants referred to in clause (ii) of this proviso and dividends and distributions paid exclusively in cash and excluding any capital stock, evidences of indebtedness, cash or assets distributed upon a merger or consolidation) (the foregoing hereinafter in this clause (iv) of this proviso called the "Securities"), or fix a record date for any such distribution, then, in each such case, the Market Price for any day in such Measurement Period prior to the earlier of (1) the record date for such distribution and (2) the date on which ex-dividend trading in the Common Stock with respect to such distribution begins shall be reduced so that the same shall be equal to the price determined by multiplying the Market Price (determined without regard to this proviso) by a fraction of which the numerator shall be the Market Price (determined without regard to this proviso) on such date less the fair market value (as determined in good faith by resolution of the Board of Directors of the Corporation) on such date of the portion of the Securities so distributed or to be distributed applicable to one share of Common Stock and the denominator shall be the Market Price (determined without regard to this proviso); PROVIDED, HOWEVER, that in the event the then fair market value (as so determined) of the portion of the Securities so distributed applicable to one share of Common Stock is equal to or greater than the Market Price (determined without regard to this clause
        (iv) of this proviso) on any such day, in lieu of the foregoing adjustment, adequate provision shall be made so that the holders of shares of Series A Preferred Stock shall have the right to receive in payment of dividends on the shares of Series A Preferred Stock or upon conversion of the shares of Series A Preferred Stock, as the case may be, the amount of Securities the holders of shares of Series A Preferred Stock would have received had the number of shares of Common Stock to be issued in payment of such dividends on the shares of Series A Preferred Stock been issued, or had the holders of shares of Series A Preferred Stock converted the shares of Series A Preferred Stock, in either such case immediately prior to the record date for such distribution. If the Board of Directors of the Corporation determines the fair market value of any distribution for purposes of this clause (iv) by reference to the actual or when issued trading market for any securities comprising all or part of such distribution, it must in doing so consider the prices in such market on the same day for which an adjustment in the Market Price is being determined.

               For purposes of this clause (iv) and clauses (i) and (ii) of this proviso, any dividend or distribution to which this clause (iv) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock to which clause (i) or (ii) of this proviso applies (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants other than such shares of Common Stock or rights or warrants to which clause
        (i) or (ii) of this proviso applies (and any Market Price reduction required by this clause (iv) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Market Price reduction required by clauses (i) and (ii) of this proviso with respect to such dividend or distribution shall then be made), except that any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of clause (i) of this proviso;

               (v) The  Corporation or any subsidiary of the  Corporation  shall
        (x) by dividend or otherwise, distribute to all holders of its Common Stock cash in (or fix any record date for any such distribution), or (y) repurchase or reacquire shares of its Common Stock (other than an Option Share Surrender) for, in either case, an aggregate amount that, combined with (1) the aggregate amount of any other such distributions to all holders of its Common Stock made exclusively in cash after the Issuance Date and within the twelve (12) months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to this clause (v) has been made, (2) the aggregate amount of any cash plus the fair market value (as determined in good faith by a resolution of the Board of Directors of the Corporation) of consideration paid in respect of any repurchase or other reacquisition by the Corporation or any subsidiary of the Corporation of any shares of Common Stock (other than an Option Share Surrender) made after the Issuance Date and within the twelve (12) months preceding the date of payment of such distribution or making of such repurchase or reacquisition, as the case may be, and in respect of which no adjustment pursuant to this clause
        (v) has been made, and (3) the aggregate of any cash plus the fair market value (as determined in good faith by a resolution of the Board of Directors of the Corporation) of consideration payable in respect of any Tender Offer by the Corporation or any of its subsidiaries for all or any portion of the Common Stock concluded within the twelve (12) months preceding the date of payment of such distribution or completion of such repurchase or reacquisition, as the case may be, and in respect of which no adjustment pursuant to clause (vi) of this proviso has been made (such aggregate amount combined with the amounts in clauses (1),
        (2) and (3) above being the "Combined Amount"), exceeds 10% of the product of the Market Price (determined without regard to this proviso) on any day in such Measurement Period prior to the earlier of (A) the record date with respect to such distribution and (B) the date on which ex-dividend trading in the Common Stock with respect to such distribution begins or the date of such repurchase or reacquisition, as the case may be, times the number of shares of Common Stock outstanding on such date, then, and in each such case, the Market Price for such day shall be reduced so that the same shall equal the price determined by multiplying the Market Price (determined without regard to this proviso) for such day by a fraction (i) the numerator of which shall be equal to the Market Price (determined without regard to this proviso) for such day less an amount equal to the quotient of (x) the excess of such Combined Amount over such 10% and (y) the number of shares of Common Stock outstanding on such day and (ii) the denominator of which shall be equal to the Market Price (determined without regard to this proviso) on such day; PROVIDED, HOWEVER, that in the event the portion of the cash so distributed or paid for the repurchase or reacquisition of shares (determined per share based on the number of shares of Common Stock outstanding) applicable to one share of Common Stock is equal to or greater than the Market Price (determined without regard to this clause
        (v) of this proviso) of the Common Stock on any such day, in lieu of the foregoing adjustment, adequate provision shall be made so that the holders of shares of Series A Preferred Stock shall have the right to receive in payment of dividends on shares of Series A Preferred Stock or upon conversion of shares of Series A Preferred Stock, as the case may be, the amount of cash the holders of shares of Series A Preferred Stock would have received had the number of shares of Common Stock to be issued in payment of such dividends on shares of Series A Preferred Stock been issued, or had the holders of shares of Series A Preferred Stock converted shares of Series A Preferred Stock, in either such case, immediately prior to the record date for such distribution or the payment date of such repurchase, as applicable; or

               (vi) A Tender Offer made by the Corporation or any of its subsidiaries for all or any portion of the Common Stock shall expire and such Tender Offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the Tender Offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined in good faith by resolution of the Board of Directors of the Corporation) that combined together with (1) the aggregate of the cash plus the fair market value (as determined in good faith by a resolution of the Board of Directors of the Corporation), as of the expiration of such Tender Offer, of consideration payable in respect of any other Tender Offers, by the Corporation or any of its subsidiaries for all or any portion of the Common Stock expiring within the twelve
        (12) months preceding the expiration of such Tender Offer and in respect of which no adjustment pursuant to this clause (vi) has been made, (2)
        the  aggregate  amount  of any  cash  plus  the fair  market  value  (as determined in good faith by a resolution of the Board of Directors of the Corporation) of consideration paid in respect of any repurchase or other reacquisition by the Corporation or any subsidiary of the Corporation of any shares of Common Stock (other than an Option Share Surrender) made after the Issuance Date and within the twelve (12) months preceding the expiration of such Tender Offer and in respect of which no adjustment pursuant to clause (v) of this proviso has been made, and (3) the aggregate amount of any distributions to all holders of Common Stock made exclusively in cash within twelve (12) months preceding the expiration of such Tender Offer and in respect of which no adjustment pursuant to clause (v) of this proviso has been made, exceeds 10% of the product of the Market Price (determined without regard to this proviso) on any day in such period times the number of shares of Common Stock outstanding on such day, then, and in each such case, the Market Price for such day shall be reduced so that the same shall equal the price determined by multiplying the Market Price (determined without regard to this proviso) for such day by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on such day multiplied by the Market Price (determined without regard to this proviso) for such day and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the Tender Offer) of all shares validly tendered and not withdrawn as of the last time tenders could have been made pursuant to such Tender Offer (the "Expiration Time") (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on such day and the Market Price (determined without regard to this proviso) of the Common Stock on the trading day next succeeding the Expiration Time. If the application of this clause (vi) to any Tender Offer would result in an increase in the Market Price (determined without regard to this proviso) for any day, no adjustment shall be made for such Tender Offer under this clause (vi) for such day;

PROVIDED FURTHER, HOWEVER, that if on any date there shall be no reported lowest sale price (regular way) of such security, the "Market Price" on such date shall be the lowest sale price (regular way) of such security on the date next preceding such date on which a lowest sale price (regular way) for such security has been so reported.

               "Maximum Share Amount" shall mean 2,614,046 shares, or such greater number as permitted by the rules of the Nasdaq (such amount to be subject to equitable adjustment from time to time for stock splits, stock dividends, combinations, capital reorganizations and similar events relating to the Common Stock occurring or with respect to which "ex-" trading commences after the date of filing this Certificate of Designations with the Secretary of State of the State of Delaware), of Common Stock.

               "Measurement Period" shall mean, with respect to any date, the period of twenty five (25) consecutive trading days ending one trading day prior to such date.

               "Nasdaq" shall mean the Nasdaq National Market.

               "NYSE" shall mean the New York Stock Exchange, Inc.

               "Option Share Surrender" means the surrender of shares of Common Stock to the Corporation in payment of the exercise price or tax obligations incurred in connection with the grant, vesting or exercise of a stock option granted by the Corporation to any of its employees, directors or consultants.

               "Optional Redemption Event" shall mean any one of the following events:

               (1) For any period of five consecutive trading days there shall be no closing bid price of the Common Stock on any national securities exchange or the Nasdaq;

               (2) The Common Stock ceases to be listed for trading on the Nasdaq, the NYSE, the AMEX or the Nasdaq SmallCap Market;

               (3) The inability for 30 or more days (whether or not consecutive) of any holder of shares of Series A Convertible Preferred Stock who is entitled to optional redemption rights under Section 11 to sell such shares of Common Stock issued or issuable on conversion of shares of Series A Convertible Preferred Stock pursuant to the Registration Statement for any reason on each of such 30 days;

               (4) The Corporation shall fail or default in the timely performance of any material obligation to a holder of shares of Series A Convertible Preferred Stock under the terms of this Certificate of Designations or under the Registration Rights Agreement or any other agreements or documents entered into in connection with the issuance of shares of Series A Convertible Preferred Stock, as such instruments may be amended from time to time;

               (5) Any consolidation or merger of the Corporation with or into another entity (other than a merger or consolidation of a subsidiary of the Corporation into the Corporation or a wholly-owned subsidiary of the Corporation) where the shareholders of the Corporation immediately prior to such transaction do not collectively own at least 51% of the outstanding voting securities of the surviving corporation of such consolidation or merger immediately following such transaction or the common stock of such surviving corporation is not listed for trading on the Nasdaq, the NYSE, the AMEX or the Nasdaq SmallCap Market; or

               (6) The taking of any action, including any amendment to the Corporation's Certificate of Incorporation, which materially and adversely affects the rights of any holder of shares of Series A Convertible Preferred Stock.

               "Optional  Redemption  Notice" shall have the meaning provided in
Section 11(b).

               "Optional Redemption Price" shall mean the Redemption Price as if the definition of Redemption Price in this Section 1 were modified such that (i) the reference therein to "Section 7(b) or Section 9" were to Section 11 and (ii) all references therein to "Redemption Date" were to the Holder Optional Redemption Date.

               "Parity Dividend Stock" shall mean any class or series or the Corporation's capital stock ranking, as to dividends, on a parity with the Series A Convertible Preferred Stock.

               "Parity Liquidation Stock" shall mean any class or series of the Corporation's capital stock having parity as to liquidation rights with the Series A Convertible Preferred Stock.

               "Redemption Date" shall mean the date of a redemption of shares of Series A Convertible Preferred Stock pursuant to Section 7(b) or Section 9, as the case may be, determined in accordance therewith.

               "Redemption Price" shall mean the greater of (i) the quotient (expressed in dollars) obtained by dividing (a) the sum of (1) $1,000, (2) an amount equal to the accrued but unpaid dividends on the share of Series A Convertible Preferred Stock to be redeemed, and (3) an amount equal to the accrued and unpaid interest on dividends in arrears on such share (determined as provided in Section 5) through the applicable Redemption Date BY (b) the Conversion Percentage (expressed as a decimal) in effect on the Redemption Date and (ii) an amount equal to the product obtained by multiplying (x) the number of shares of Common Stock which would, but for the redemption pursuant to
Section 7(b) or Section 9, as the case may be, be issuable on conversion in accordance with Section 10(a) of one share of Series A Convertible Preferred

Stock and any accrued and unpaid dividends thereon and any accrued and unpaid interest on dividends thereon in arrears if a Conversion Notice were given by the holder of such share of Series A Convertible Preferred Stock on the applicable Redemption Date (determined without regard to any limitation on conversion based on beneficial ownership which is contained in Section 10(a)) TIMES (y) the arithmetic average of the Closing Bid Price of the Common Stock for the five consecutive trading days ending one trading day prior to the applicable Redemption Date.

               "Registration Rights Agreement" shall mean the Registration Rights Agreement entered into between the Corporation and the original holder of the shares of Series A Convertible Preferred Stock, as amended or modified from time to time in accordance with its terms.

               "Registration Statement" shall mean the Registration Statement required to be filed by the Corporation with the SEC pursuant to Section 2(a) of the Registration Rights Agreement.

               "SEC" shall mean the United States Securities and Exchange Commission.

               "Senior Dividend Stock" shall mean any class or series of capital stock of the Corporation ranking senior as to dividends to the Series A Convertible Preferred Stock.

               "Senior Liquidation Stock" shall mean any class or series of capital stock of the Corporation ranking senior as to liquidation rights to the Series A Convertible Preferred Stock.

               "Series A Convertible Preferred Stock" shall mean the Series A Convertible Preferred Stock, $.001 par value, of the Corporation.

               "Share Limitation Redemption Date" shall mean each date on which the Corporation is required to redeem shares of Series A Convertible Preferred Stock as provided in Section 7(a).

               "Share Limitation Redemption Price" shall mean the Redemption Price as if the definition of Redemption Price in this Section 1 were modified such that (i) the reference therein to "Section 7(b) or Section 9" were to
Section 7(a) and (ii) all references therein to "Redemption Date" were to the Share Limitation Redemption Date.

               "Stockholder Approval" shall mean the approval by a majority of the votes cast by the holders of shares of Common Stock (in person or by proxy) at a meeting of the stockholders of the Corporation (duly convened at which a quorum was present), or a written consent of holders of shares of Common Stock entitled to such number of votes given without a meeting, of the issuance by the Corporation of 20% or more of the Common Stock of the Corporation outstanding on the Issuance Date for less than the greater of the book or market value of such Common Stock on conversion of the Series A Convertible Preferred Stock, as and to the extent required under Rule 4460(i) of the Nasdaq as in effect from time to time or any successor provision.

               "Subscription Agreement" shall mean the Subscription Agreement between the Corporation and the original holder of shares of Series A Convertible Preferred Stock pursuant to which the shares of Series A Convertible Preferred Stock were issued.

               "Tender Offer" shall mean a tender offer or exchange offer.

               "Warrants" means warrants to purchase Common Stock and such other securities and property of the Corporation as provided in this Certificate of Designations in the form set forth in Section 10(c).

               SECTION 2. DESIGNATION AND AMOUNT. The shares of such series shall be designated as "Series A Convertible Preferred Stock", and the number of shares constituting the Series A Convertible Preferred Stock shall be 4,000, and shall not be subject to increase.

               SECTION 3. STATED CAPITAL. The amount to be represented in stated capital at all times for each share of Series A Convertible Preferred Stock shall be the greater of (i) the quotient (expressed in dollars) obtained by dividing (a) the sum of (1) $1,000, (2) to the extent legally available, the accrued but unpaid dividends on such share of Series A Convertible Preferred Stock, and (3) an amount equal to the accrued and unpaid interest on dividends in arrears (as provided in Section 5) through the date of determination BY (b) the Conversion Percentage (expressed as a decimal) in effect on such date of determination and (ii) an amount equal to the product obtained by multiplying
(x) the number of shares of Common Stock which would, at the time of such determination, be issuable on conversion in accordance with Section 10(a) of one share of Series A Convertible Preferred Stock and any accrued and unpaid dividends thereon and any accrued and unpaid interest on dividends thereon in arrears if a Conversion Notice (as defined herein) were given by the holder of such share of Series A Convertible Preferred Stock on the date of such determination (determined without regard to any limitation on conversion based on beneficial ownership which is contained in 10(a)) TIMES (y) the arithmetic average of the Closing Bid Price of the Common Stock for the five consecutive trading days ending one trading day prior to the date of such determination. The Corporation shall take such action as may be required to maintain the amount required by this Section 3 to be represented in stated capital for the Series A Convertible Preferred Stock not less frequently than monthly.

               SECTION 4. RANK. All Series A Convertible Preferred Stock shall rank (i) senior to the Common Stock, now or hereafter issued, as to payment of dividends and distribution of assets upon liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, (ii) on a parity with any additional series of the class of Preferred Stock which series the Board of Directors may from time to time authorize, both as to payment of dividends and as to distributions of assets upon liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, (iii) on a parity with the shares of any additional class of preferred stock (or series of preferred stock of such class) which the Board of Directors or the stockholders may from time to time authorize in accordance herewith, which class (or series thereof) by its terms ranks on a parity with the shares of Series A Convertible Preferred Stock and (iv) senior to any other class or series of preferred stock (other than as stated in the immediately preceding clauses (ii) and (iii)) of the Corporation.

               SECTION 5. DIVIDENDS AND DISTRIBUTIONS. (a) The holders of shares of Series A Convertible Preferred Stock shall be entitled to receive, when, as, and if declared by the Board of Directors out of funds legally available for such purpose, dividends at the rate of $50.00 per annum per share, and no more, which shall be fully cumulative, shall accrue without interest (except as otherwise provided herein as to dividends in arrears) from the date of original issuance and shall be payable quarterly on March 1, June 1, September 1, and December 1 of each year commencing March 1, 1998 (except that if any such date is a Saturday, Sunday, or legal holiday, then such dividend shall be payable on the next succeeding day that is not a Saturday, Sunday, or legal holiday) to holders of record as they appear on the stock books of the Corporation on such record dates, not more than 20 nor less than 10 days preceding the payment dates for such dividends, as shall be fixed by the Board. Dividends on the Series A Convertible Preferred Stock shall be paid in cash or, subject to the limitations in Section 5(b) hereof, shares of Common Stock of the Corporation or any combination of cash and shares of Common Stock, at the option of the Corporation as hereinafter provided. The amount of the dividends payable per share of Series A Convertible Preferred Stock for each quarterly dividend period shall be computed by dividing the annual dividend amount by four. The amount of dividends payable for the initial dividend period and any period shorter than a full quarterly dividend period shall be computed on the basis of a 360-day year of twelve 30-day months. Dividends not paid on a payment date, whether or not such dividends have been declared, will bear interest at the rate of 12% per annum until paid. No dividends or other distributions, other than the dividends payable solely in shares of any Junior Dividend Stock, shall be paid or set apart for payment on any shares of Junior Dividend Stock, and no purchase, redemption, or other acquisition shall be made by the Corporation of any shares of Junior Dividend Stock (except for Option Share Surrenders) unless and until all accrued and unpaid dividends on the Series A Convertible Preferred Stock and interest on dividends in arrears at the rate specified herein shall have been paid or declared and set apart for payment.

               If at any time any dividend on any the Senior Dividend Stock shall be in default, in whole or in part, no dividend shall be paid or declared and set apart for payment on the Series A Convertible Preferred Stock unless and until all accrued and unpaid dividends with respect to the Senior Dividend Stock, including the full dividends for the then current dividend period, shall have been paid or declared and set apart for payment, without interest. No full dividends shall be paid or declared and set apart for payment on any Parity Dividend Stock for any period unless all accrued but unpaid dividends (and interest on dividends in arrears at the rate specified herein) have been, or contemporaneously are, paid or declared and set apart for such payment on the Series A Convertible Preferred Stock. No full dividends shall be paid or declared and set apart for payment on the Series A Convertible Preferred Stock for any period unless all accrued but unpaid dividends have been, or contemporaneously are, paid or declared and set apart for payment on the Parity Dividend Stock for all dividend periods terminating on or prior to the date of payment of such full dividends. When dividends are not paid in full upon the Series A Convertible Preferred Stock and the Parity Dividend Stock, all dividends paid or declared and set apart for payment upon shares of Series A Convertible Preferred Stock (and interest on dividends in arrears at the rate specified herein) and the Parity Dividend Stock shall be paid or declared and set apart for payment pro rata, so that the amount of dividends paid or declared and set apart for payment per share on the Series A Convertible Preferred Stock and the Parity Dividend Stock shall in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the shares of Series A Convertible Preferred Stock and the Parity Dividend Stock bear to each other.

               Any references to "distribution" contained in this Section 5 shall not be deemed to include any stock dividend or distributions made in connection with any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary.

               (b) If the Corporation elects in the exercise of its sole discretion to issue shares of Common Stock in payment of dividends on the Series A Convertible Preferred Stock, the Corporation shall issue and dispatch, or cause to be issued and dispatched, by the third trading day after such dividend payment date to each holder of such shares a certificate representing the number of whole shares of Common Stock arrived at by dividing the per share Computed Price of such shares of Common Stock on the applicable dividend payment date into the total amount of cash dividends such holder would be entitled to receive if the aggregate dividends on the Series A Convertible Preferred Stock held by such holder which are being paid in shares of Common Stock were being paid in cash; PROVIDED, HOWEVER, that if certificates representing shares of Common Stock are issued and dispatched to holders of Series A Convertible Preferred Stock subsequent to the fifth trading day after a dividend payment date, the percentage used to calculate the Computed Price will be reduced by one for each trading day after the third trading day following such dividend payment date to the date of dispatch of shares of Common Stock. No fractional shares of Common Stock shall be issued in payment of dividends. In lieu thereof, the Corporation shall pay cash in an amount equal to the product of (x) the arithmetic average of the Closing Bid Price of the Common Stock for the five consecutive trading days prior to such dividend payment date TIMES (y) the fraction of a share of Common Stock which would otherwise be issuable by the Corporation. The Corporation shall not exercise its right to issue shares of Common Stock in payment of dividends on Series A Convertible Preferred Stock if:

               (i) the number of shares of Common Stock at the time authorized, unissued and unreserved for all purposes, or held in the Corporation's treasury, is insufficient to pay the portion of such dividends to be paid in shares of Common Stock;

               (ii) the issuance or delivery of shares of Common Stock as a dividend payment would require registration with or approval of any governmental authority under any law or regulation, and such registration or approval has not been effected or obtained;

               (iii) the shares of Common Stock to be issued as a dividend payment have not been authorized for listing, upon official notice of issuance, on any securities exchange or market on which the Common Stock is then listed; or have not been approved for quotation if the Common Stock is traded in the over-the-counter market;

               (iv) the Computed Price (determined without regard to the proviso to the definition thereof) is less than the par value of one share of Common Stock;

               (v) the shares of Common Stock (A) cannot be sold or transferred without restriction by unaffiliated holders who receive such shares of Common Stock as a dividend payment or (B) are no longer listed on the Nasdaq, the NYSE, the AMEX or the Nasdaq SmallCap Market;

               (vi) the issuance of shares of Common Stock in payment of dividends on Series A Convertible Preferred Stock held by any Aggregated Person would result in any Aggregated Person beneficially owning more than 4.9% of the Common Stock, determined as provided in the proviso to the second sentence of Section 10(a) hereof; or

               (vii) an Optional Redemption Event shall have occurred and any holder shall be entitled to exercise optional redemption rights under
        Section 11 hereof by reason of such Optional Redemption Event.

               Shares of Common Stock issued in payment of dividends on Series A Convertible Preferred Stock pursuant to this Section shall be, and for all purposes shall be deemed to be, validly issued, fully paid and nonassessable shares of Common Stock of the Corporation; the issuance and delivery thereof is hereby authorized; and the dispatch thereof will be, and for all purposes shall be deemed to be, payment in full of the cumulative dividends to which holders are entitled on the applicable dividend payment date.

               (c) Neither the Corporation nor any subsidiary of the Corporation shall redeem, repurchase or otherwise acquire in any one transaction or series of related transactions any shares of Common Stock, Junior Dividend Stock or Junior Liquidation Stock if the number of shares so repurchased, redeemed or otherwise acquired in such transaction or series of related transactions (excluding any Option Share Surrender) is more than either (x) 5.0% of the number of shares of Common Stock, Junior Dividend Stock or Junior Liquidation Stock, as the case may be, outstanding immediately prior to such transaction or series of related transactions or (y) 1% of the number of shares of Common Stock, Junior Dividend Stock or Junior Liquidation Stock, as the case may be, outstanding immediately prior to such transaction or series of related transactions if such transaction or series of related transactions is with any one person or group of affiliated persons, unless the Corporation or such subsidiary offers to purchase for cash from each holder of shares of Series A Convertible Preferred Stock at the time of such redemption, repurchase or acquisition the same percentage of such holder's shares of Series A Convertible Preferred Stock as the percentage of the number of outstanding shares of Common Stock, Junior Dividend Stock or Junior Liquidation Stock, as the case may be, to be so redeemed, repurchased or acquired at a purchase price per share of Series A Convertible Preferred Stock equal to the greater of (i) the quotient (expressed in dollars) obtained by dividing (a) the sum of (1) $1,000, (2) an amount equal to the accrued but unpaid dividends on such share of Series A Convertible Preferred Stock, PLUS (3) an amount equal to the accrued and unpaid interest on dividends in arrears (determined as provided in Section 5) through the date of purchase pursuant to this Section 5(c) BY (b) the Conversion Percentage (expressed as a decimal) in effect on the date of purchase pursuant to this Section 5(c) and (ii) an amount equal to the product obtained by multiplying (x) the number of shares of Common Stock which would, but for the purchase pursuant to this Section 5(c), be issuable on conversion in accordance with Section 10(a) of one share of Series A Convertible Preferred Stock and any accrued and unpaid dividends thereon and any accrued and unpaid interest on dividends thereon in arrears if a Conversion Notice were given by the holder of such share of Series A Convertible Preferred Stock on the date of purchase pursuant to this Section 5(c) (determined without regard to any limitation on conversion based on beneficial ownership which is contained in Section 10(a)) TIMES (y) the arithmetic average of the Closing Bid Price of the Common Stock for the five consecutive trading days ending one trading day prior to the date of purchase pursuant to this Section 5(c).

               (d) Neither the Corporation nor any subsidiary of the Corporation shall (1) make any Tender Offer for outstanding shares of Common Stock, unless the Corporation contemporaneously therewith makes an offer, or (2) enter into an agreement regarding a Tender Offer for outstanding shares of Common Stock by any person other than the Corporation or any subsidiary of the Corporation, unless such person agrees with the Corporation to make an offer, in either such case to each holder of outstanding shares of Series A Convertible Preferred Stock to purchase for cash at the time of purchase in such Tender Offer the same percentage of shares of Series A Convertible Preferred Stock held by such holder as the percentage of outstanding shares of Common Stock offered to be purchased in such Tender Offer at a price per share of Series A Convertible Preferred Stock equal to the greater of (i) the quotient (expressed in dollars) obtained by dividing (a) the sum of (1) $1,000, (2) an amount equal to the accrued but unpaid dividends on such share of Series A Convertible Preferred Stock, and (3) an amount equal to the accrued and unpaid interest on dividends in arrears (determined as provided in Section 5) through the date of purchase pursuant to this Section 5(d) BY (b) the Conversion Percentage (expressed as a decimal) in effect on the date of purchase pursuant to this Section 5(d) and (ii) an amount equal to the product obtained by multiplying (x) the number of shares of Common Stock which would, but for the purchase pursuant to this Section 5(d), be issuable on conversion in accordance with Section 10(a) of one share of Series A Convertible Preferred Stock and any accrued and unpaid dividends thereon and any accrued and unpaid interest on dividends thereon in arrears if a Conversion Notice were given by the holder of such share of Series A Convertible Preferred Stock on the date of purchase pursuant to this Section 5(d) (determined without regard to any limitation on conversion based on beneficial ownership which is contained in Section 10(a)) TIMES (y) the highest price per share of Common Stock offered in such Tender Offer.

               SECTION 6. LIQUIDATION PREFERENCE. In the event of a liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the holders of Series A Convertible Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets constitute stated capital or surplus of any nature, an amount per share of Series A Convertible Preferred Stock equal to the Liquidation Preference, and no more, before any payment shall be made or any assets distributed to the holders of Junior Liquidation Stock; PROVIDED, HOWEVER, that such rights shall accrue to the holders of Series A Convertible Preferred Stock only in the event that the Corporation's payments with respect to the liquidation preference of the holders of Senior Liquidation Stock are fully met. After the liquidation preferences of the Senior Liquidation Stock are fully met, the entire assets of the Corporation available for distribution shall be distributed ratably among the holders of the Series A Convertible Preferred Stock and any Parity Liquidation Stock in proportion to the respective preferential amounts to which each is entitled (but only to the extent of such preferential amounts). After payment in full of the liquidation price of the shares of the Series A Convertible Preferred Stock and the Parity Liquidation Stock, the holders of such shares shall not be entitled to any further participation in any distribution of assets by the Corporation. Neither a consolidation or merger of the Corporation with another corporation nor a sale or transfer of all or part of the Corporation's assets for cash, securities, or other property in and of itself will be considered a liquidation, dissolution or winding up of the Corporation.

               SECTION 7.    MANDATORY REDEMPTION.

               (a) MANDATORY REDEMPTION BASED ON MAXIMUM SHARE AMOUNT. (1) Notwithstanding any other provision herein, unless the Stockholder Approval shall have been obtained from the stockholders of the Corporation or waived by the Nasdaq, the Corporation shall not be required to issue upon conversion of shares of Series A Convertible Preferred Stock pursuant to Section 10 more than the Maximum Share Amount, less the aggregate number of shares of Common Stock issued by the Corporation pursuant to Section 5 as dividends on the Series A Convertible Preferred Stock. The Maximum Share Amount shall be allocated among the shares of Series A Convertible Preferred Stock at the time of initial issuance thereof pro rata based on the total number of authorized shares of Series A Convertible Preferred Stock provided in Section 2. Each certificate for shares of Series A Convertible Preferred Stock initially issued shall bear a notation as to the number of shares constituting the portion of the Maximum Share Amount allocated to the shares of Series A Convertible Preferred Stock represented by such certificate for purposes of conversion thereof. The Corporation shall maintain records which show the number of shares of Common Stock issued by the Corporation pursuant to Section 5 as dividends on the shares of Series A Convertible Preferred Stock represented by each certificate, which records shall be controlling in the absence of manifest error. Upon surrender of any certificate for shares of Series A Convertible Preferred Stock for transfer or re-registration thereof (or, at the option of the holder, for conversion pursuant to Section 10(a) of less than all of the shares of Series A Convertible Preferred Stock represented thereby), the Corporation shall make a notation on the new certificate issued upon such transfer or re-registration or evidencing such unconverted shares, as the case may be, as to the remaining number of shares of Common Stock from the Maximum Share Amount remaining available for conversion of the shares of Series A Convertible Preferred Stock evidenced by such new certificate (including, without limitation, by taking into account the number of shares of Common Stock issued by the Corporation pursuant to Section 5 as a dividend on the shares of Series A Convertible Preferred Stock represented by the certificate so surrendered and not previously reflected on the certificate so surrendered, as shown on the records maintained by the Corporation). If any certificate for shares of Series A Convertible Preferred Stock is surrendered for split-up into two or more certificates representing an aggregate number of shares of Series A Convertible Preferred Stock equal to the number of shares of Series A Convertible Preferred Stock represented by the certificate so surrendered (as reduced by any contemporaneous conversion of shares of Series A Convertible Preferred Stock represented by the certificate so surrendered), each certificate issued on such split-up shall bear a notation of the portion of the Maximum Share Amount allocated thereto determined by pro rata allocation from among the remaining portion of the Maximum Share Amount allocated to the certificate so surrendered. If any shares of Series A Convertible Preferred Stock represented by a single certificate are converted in full pursuant to Section 10, all of the portion of the Maximum Share Amount allocated to such shares of Series A Convertible Preferred Stock which remains unissued after such conversion shall be re-allocated pro rata to the outstanding shares of Series A Convertible Preferred Stock held of record by the holder of record at the close of business on the date of such conversion of the shares of Series A Convertible Preferred Stock so converted, and if there shall be no other shares of Series A Convertible Preferred Stock held of record by such holder at the close of business on such date, then such portion of the Maximum Share Amount shall be allocated pro rata among the shares of Series A Convertible Preferred Stock outstanding on such date.

               (2) The Corporation shall promptly, but in no event later than five business days after the occurrence, give notice to each holder (by telephone line facsimile transmission at such number as such holder has specified in writing to the Corporation for such purposes or, if such holder shall not have specified any such number, by overnight courier or first class mail, postage prepaid, at such holder's address as the same appears on the stock books of the Corporation) and any holder may at any time after the occurrence give notice to the Corporation, in either case, if on any ten trading days within any period of 20 consecutive trading days the Corporation would not have been required to convert shares of Series A Convertible Preferred Stock of such holder in accordance with Section 10(a) as a consequence of the limitations set forth in Section 7(a)(1) had all outstanding shares of Series A Convertible Preferred Stock held by such holder been converted into Common Stock on each such day, determined without regard to the limitation, if any, on such holder contained in the proviso to the second sentence of Section 10(a) (any such notice, whether given by the Corporation or a holder, an "Inconvertibility
Notice"). If the Corporation shall have given or been required to give any Inconvertibility Notice, or if a holder shall have given any Inconvertibility Notice, then within ten business days after such Inconvertibility Notice is given or was required to be given, the holder receiving or giving, as the case may be, the Inconvertibility Notice shall have the right by written notice to the Corporation (which written notice may be contained in the Inconvertibility Notice given by the holder) to direct the Corporation to redeem the portion of such holder's outstanding shares of Series A Convertible Preferred Stock (which, if applicable, shall be all of such holder's outstanding shares of Series A Convertible Preferred Stock) as shall not, on the business day prior to the date of such redemption, be convertible into shares of Common Stock by reason of the limitations set forth in Section 7(a)(1) (determined without regard to the limitation, if any, on such holder contained in the proviso to the second sentence of Section 10(a)), within ten business days after such holder so directs the Corporation, at a price per share equal to the Share Limitation Redemption Price. If a holder directs the Corporation to redeem outstanding shares of Series A Convertible Preferred Stock and, prior to the date the Corporation is required to redeem such shares of Series A Convertible Preferred Stock, the Corporation would have been able, within the limitations set forth in
Section 7(a)(1), to convert all of such holder's outstanding shares of Series A Convertible Preferred Stock (determined without regard to the limitation, if any, on such holder contained in the proviso to the second sentence of Section 10(a)) on any ten trading days within any period of 20 consecutive trading days commencing after the period of 20 consecutive trading days which gave rise to the applicable Inconvertibility Notice from the Corporation or such holder of shares of Series A Convertible Preferred Stock, as the case may be, had all of such holder's outstanding shares of Series A Convertible Preferred Stock been surrendered for conversion into Common Stock on each of such ten trading days within such 20 trading day period, then the Corporation shall not be required to redeem any shares of Series A Convertible Preferred Stock by reason of such Inconvertibility Notice.

               (3) Notwithstanding the giving of any notice by the Corporation to the holders of Series A Convertible Preferred Stock pursuant to Section 7(a)(2) or the giving or the absence of any notice by the holders of the Series A Convertible Preferred Stock in response thereto or any redemption of shares of Series A Convertible Preferred Stock pursuant to Section 7(a)(2), thereafter the provisions of Section 7(a)(2) shall continue to be applicable on any occasion unless the Stockholder Approval shall have been obtained from the stockholders of the Corporation or waived by the Nasdaq.

               (4) On each Share Limitation Redemption Date, the Corporation shall make payment in immediately available funds of the applicable Share Limitation Redemption Price to such holder of shares of Series A Convertible Preferred Stock to be redeemed to or upon the order of such holder as specified by such holder in writing to the Corporation at least one business day prior to such Share Limitation Redemption Date. If the Corporation is required to redeem all or any portion of a holder's outstanding shares of Series A Convertible Preferred Stock pursuant to this Section 7(a), the Corporation shall make payment to such holder of the shares of Series A Convertible Preferred Stock to be redeemed in respect of each share of Series A Convertible Preferred Stock to be redeemed of an amount equal to the Share Limitation Redemption Price. Upon redemption of less than all of the shares of Series A Convertible Preferred Stock evidenced by a particular certificate, promptly, but in no event later than three business days after surrender of such certificate to the Corporation, the Corporation shall issue a replacement certificate for the shares of Series A Convertible Preferred Stock evidenced by such certificate which have not been redeemed. Only whole shares of Series A Convertible Preferred Stock may be redeemed.

               (b) MANDATORY REDEMPTION AFTER THREE YEARS. The Corporation shall redeem all the outstanding shares of Series A Convertible Preferred Stock in accordance with this Section 7(b) on the date which is three years after the Issuance Date. Not less than 20 or more than 30 days prior to such Redemption Date, a Mandatory Redemption Notice under this Section 7(b) shall be delivered to the holders of the shares of Series A Convertible Preferred Stock at their addresses appearing on the records of the Corporation; PROVIDED, HOWEVER, that any failure or defect in the giving of notice to any such holder shall not affect the validity of notice to or the redemption of shares of Series A Convertible Preferred Stock of any other holder. On such Redemption Date and after receipt by the Corporation of certificates for shares of Series A Preferred Stock to be redeemed pursuant to this Section 7(b), the Corporation shall make payment of the applicable Redemption Price to each holder of shares of Series A Convertible Preferred Stock to be redeemed to or upon the order of such holder as specified by such holder in writing to the Corporation at least one business day prior to the Redemption Date. The Corporation shall make payment to the holders of the shares of Series A Convertible Preferred Stock to be redeemed in respect of each share of Series A Convertible Preferred Stock to be redeemed of an amount equal to the Redemption Price. Except as otherwise permitted by Section 10 hereof in connection with a conversion of shares of Series A Convertible Preferred Stock pursuant to Section 10(a), no share of Series A Convertible Preferred Stock as to which the holder exercises the right of conversion pursuant to Section 10 hereof may be redeemed by the Corporation pursuant to this Section 7(b) on or after the date of exercise of such conversion right regardless of whether the Mandatory Redemption Notice shall have been given prior to the date of exercise of such conversion right.

               (c) NO OTHER MANDATORY REDEMPTION. The shares of Series A Convertible Preferred Stock shall not be subject to mandatory redemption by the Corporation except as provided herein.

               SECTION 8. NO SINKING FUND. The shares of Series A Convertible Preferred Stock shall not be subject to the operation of a purchase, retirement or sinking fund.

               SECTION 9. OPTIONAL REDEMPTION. So long as the Corporation is in compliance in all material respects with its obligations to the holders of shares of Series A Convertible Preferred Stock (including, without limitation, its obligations under the Registration Rights Agreement and the provisions of this Certificate of Designations), the Corporation shall have the right, exercisable on not less than 20 days or more than 30 days written notice to the holders of record of the shares of Series A Convertible Preferred Stock to be redeemed, at any time to redeem all, and from time to time to redeem any part of not less than 200 shares (or such lesser number of shares of Series A Convertible Preferred Stock as shall remain outstanding at the time of exercise of such redemption right), of Series A Convertible Preferred Stock in accordance with this Section 9. Any Corporation Optional Redemption Notice under this Section shall be delivered to the holders of the shares of Series A Convertible Preferred Stock at their addresses appearing on the records of the Corporation; PROVIDED, HOWEVER, that any failure or defect in the giving of notice to any such holder shall not affect the validity of notice to or the redemption of shares of Series A Convertible Preferred Stock of any other holder. On the Redemption Date and after receipt by the Corporation of certificates for shares of Series A Convertible Preferred Stock to be redeemed pursuant to this Section 9, the Corporation shall make payment of the applicable Redemption Price to each holder of shares of Series A Convertible Preferred Stock to be redeemed to or upon the order of such holder as specified by such holder in writing to the Corporation at least one business day prior to the Redemption Date. If the Corporation exercises its right to redeem all or a portion of the outstanding shares of Series A Convertible Preferred Stock, the Corporation shall make payment to the holders of the shares of Series A Convertible Preferred Stock to be redeemed in respect of each share of Series A Convertible Preferred Stock to be redeemed of an amount equal to the Redemption Price. Upon redemption of less than all of the shares of Series A Convertible Preferred Stock evidenced by a particular certificate, promptly, but in no event later than three business days after surrender of such certificate to the Corporation, the Corporation shall issue and deliver to the holder of record of the surrendered certificate (or such holder's assignee) a replacement certificate for the shares of Series A Convertible Preferred Stock which have not been redeemed. Only whole shares of Series A Convertible Preferred Stock may be redeemed. If the Corporation exercises its right to redeem less than all outstanding shares of Series A Convertible Preferred Stock, then such redemption shall be made, as nearly as practical, pro rata among the holders of record of the Series A Convertible Preferred Stock. No share of Series A Convertible Preferred Stock as to which the holder exercises the right of conversion pursuant to Section 10 or the optional repurchase right pursuant to Section 11 may be redeemed by the Corporation pursuant to this Section 9 on or after the date of exercise of such conversion right or optional redemption right, as the case may be, regardless of whether the Corporation Optional Redemption Notice shall have been given prior to the date of exercise of such conversion right or optional redemption right, as the case may be.

               SECTION 10.   CONVERSION.

               (a) CONVERSION AT OPTION OF HOLDER. The holders of the Series A Convertible Preferred Stock may convert at any time any or all of their shares of Series A Convertible Preferred Stock into units consisting of (i) fully paid and nonassessable shares of Common Stock and such other securities and property as hereinafter provided and (ii) Warrants. Each share of Series A Convertible Preferred Stock may be converted at the office of the Conversion Agent or at such other additional office or offices, if any, as the Board of Directors may designate, into units initially consisting of (1) such number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) determined by dividing (x) the sum of (i) $1,000,
(ii) accrued but unpaid dividends to the applicable Conversion Date on the share of Series A Convertible Preferred Stock being converted, and (iii) accrued but unpaid interest on the dividends on the share of Series A Convertible Preferred Stock being converted in arrears to the applicable Conversion Date at the rate provided in Section 5 (such sum, the "Conversion Amount") by (y) the lesser of
(a) the product of (I) the Conversion Percentage with respect to the applicable Conversion Date TIMES (II) the Average Market Price of the Common Stock for the Measurement Period with respect to the applicable Conversion Date and (b) the Ceiling Price and (2) Warrants initially entitling the holder to purchase a number of shares of Common Stock equal to the quotient obtained by dividing (x) the number of shares of Common Stock issuable in respect of such conversion, determined in accordance with clause (1) of this sentence, by (y) five, and having the terms and conditions provided in Section 10(c) hereof, in each case subject to adjustment as hereinafter provided (the "Conversion Rate"); PROVIDED, HOWEVER, that in no event shall any holder of shares of Series A Convertible Preferred Stock be entitled to convert any shares of Series A Convertible
Preferred Stock in excess of that number of shares of Series A Convertible Preferred Stock upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by such holder or any Aggregated Person of such holder (other than shares of Common Stock deemed beneficially owned through the ownership of unconverted shares of Series A Convertible Preferred Stock and unexercised Warrants) and (2) the number of shares of Common Stock issuable upon the conversion of the number of shares of Series A Convertible Preferred Stock with respect to which the determination in this proviso is being made, would result in beneficial ownership by such holder and all Aggregated Persons of such holder of more than 4.9% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and Regulation 13D-G thereunder, except as otherwise provided in clause (1) of the proviso to the immediately preceding sentence.

               (b)  OTHER  PROVISIONS.  (1)  Notwithstanding  anything  in  this
Section 10(b) to the contrary,  no change in the Conversion  Amount  pursuant to

Section 10(b) shall actually be made until the cumulative effect of the adjustments called for by this Section 10(b) since the date of the last change in the Conversion Amount would change the Conversion Amount by more than 1%. However, once the cumulative effect would result in such a change, then the Conversion Rate shall actually be changed to reflect all adjustments called for by this Section 10(b) and not previously made. Notwithstanding anything in this
Section 10(b), no change in the Conversion Amount shall be made that would result in the price at which a share of Series A Convertible Preferred Stock is converted being less than the par value of the Common Stock into which shares of Series A Convertible Preferred Stock are at the time convertible.

               (2) The holders of shares of Series A Convertible Preferred Stock at the close of business on the record date for any dividend payment to holders of Series A Convertible Preferred Stock shall be entitled to receive the dividend payable on such shares on the corresponding dividend payment date notwithstanding the conversion thereof after such dividend payment record date or the Corporation's default in payment of the dividend due on such dividend payment date; PROVIDED, HOWEVER, that the holder of shares of Series A Convertible Preferred Stock surrendered for conversion during the period between the close of business on any record date for a dividend payment and the opening of business on the corresponding dividend payment date must pay to the Corporation, within five days after receipt by such holder, an amount equal to the dividend payable on such shares on such dividend payment date if such dividend is paid by the Corporation to such holder. A holder of shares of Series A Convertible Preferred Stock on a record date for a dividend payment who (or whose transferee) tenders any of such shares for conversion into shares of Common Stock and Warrants on or after such dividend payment date will receive the dividend payable by the Corporation on such shares of Series A Convertible Preferred Stock on such date, and the converting holder need not make any payment of the amount of such dividend in connection with such conversion of shares of Series A Convertible Preferred Stock. Except as provided above, no adjustment shall be made in respect of cash dividends on Common Stock or Series A Convertible Preferred Stock that may be accrued and unpaid at the date of surrender of shares of Series A Convertible Preferred Stock.

               (3)  (A)  The  right  of the  holders  of  Series  A  Convertible
Preferred Stock to convert their shares shall be exercised by delivering (which may be done by telephone line facsimile transmission) a Conversion Notice to the Conversion Agent, as provided above. If a holder of Series A Convertible Preferred Stock elects to convert any shares of Series A Convertible Preferred Stock in accordance with Section 10(a), such holder shall not be required to physically surrender the certificate(s) representing such shares of Series A Convertible Preferred Stock to the Corporation unless all of the shares of Series A Convertible Preferred Stock represented thereby are so converted. Each holder of shares of Series A Convertible Preferred Stock and the Corporation shall maintain records showing the number of shares so converted and the dates of such conversions or shall use such other method, satisfactory to such holder and the Corporation, so as to not require physical surrender of such certificates upon each such conversion. In the event of any dispute or discrepancy, such records of the Corporation shall be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any shares of Series A Convertible Preferred Stock evidenced by a particular certificate therefor are converted as aforesaid, the holder of Series A

Convertible Preferred Stock may not transfer the certificate(s) representing such shares of Series A Convertible Preferred Stock unless such holder first physically surrenders such certificate(s) to the Corporation, whereupon the Corporation will forthwith issue and deliver upon the order of such holder of shares of Series A Convertible Preferred Stock new certificate(s) of like tenor, registered as such holder of shares of Series A Convertible Preferred Stock
(upon payment by such holder of shares of Series A Convertible Preferred Stock of any applicable transfer taxes) may request, representing in the aggregate the remaining number of shares of Series A Convertible Preferred Stock represented by such certificate(s). Each holder of shares of Series A Convertible Preferred Stock, by acceptance of a certificate for such shares, acknowledges and agrees that (1) by reason of the provisions of this paragraph, following conversion of any shares of Series A Convertible Preferred Stock represented by such certificate, the number of shares of Series A Convertible Preferred Stock represented by such certificate may be less than the number of shares stated on such certificate and by reason of Section 7(a), the number of shares of Common Stock from the Maximum Share Amount allocated to the shares of Series A Convertible Preferred Stock represented by such certificate for purposes of conversion of such shares may be less than the number thereof stated on such certificate and (2) the Corporation may place a legend on the certificates for shares of Series A Convertible Preferred Stock which refers to or describes the provisions of this paragraph.

               (B) The Corporation shall pay any transfer tax arising in connection with any conversion of shares of Series A Convertible Preferred Stock except that the Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery upon conversion of shares of Common Stock, Warrants or other securities or property in a name other than that of the holder of the shares of the Series A Convertible Preferred Stock being converted, and the Corporation shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of any such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The number of shares of Common Stock and Warrants to be issued upon each conversion of shares of Series A Convertible Preferred Stock shall be the number set forth in the applicable Conversion Notice which number shall be conclusive absent manifest error. The Corporation shall notify a holder who has given a Conversion Notice of any claim of manifest error within one business day after such holder gives such Conversion Notice and no such claim of error shall limit or delay performance of the Corporation's obligation to issue upon such conversion the number of shares of Common Stock which are not in dispute. A Conversion Notice shall be deemed for all purposes to be in proper form unless the Corporation notifies a holder of shares of Series A Convertible Preferred Stock being converted within one business day after a Conversion Notice has been given (which notice shall specify all defects in the Conversion Notice) and any Conversion Notice containing any such defect shall nonetheless be effective on the date given if the converting holder promptly corrects all such defects.

               (4) The Corporation (and any successor corporation) shall take all action necessary so that a number of shares of the authorized but unissued Common Stock (or common stock in the case of any successor corporation) sufficient to provide for the conversion of the Series A Convertible Preferred Stock outstanding and exercise of the Warrants issuable on such conversion upon the basis hereinbefore provided are at all times reserved by the Corporation (or any successor corporation), free from preemptive rights, for such conversion, subject to the provisions of the next succeeding paragraph. If the Corporation shall issue any securities or make any change in its capital structure which would change the number of shares of Common Stock into which each share of the Series A Convertible Preferred Stock shall be convertible or for which the Warrants shall be exercisable as herein provided, the Corporation shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Series A Convertible Preferred Stock on the new basis. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all of the outstanding shares of Series A Convertible Preferred Stock and exercise of all Warrants issued and issuable upon the conversion of the shares of Series A Convertible Preferred Stock, the Corporation promptly shall seek such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

               (5) In case of any consolidation or merger of the Corporation with any other corporation (other than a wholly-owned subsidiary of the Corporation) in which the Corporation is not the surviving corporation, or in case of any sale or transfer of all or substantially all of the assets of the Corporation, or in the case of any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property, the Corporation shall make appropriate provision or cause appropriate provision to be made so that each holder of shares of Series A Convertible Preferred Stock then outstanding shall have the right thereafter to convert such shares of Series A Convertible Preferred Stock into the kind of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer, or share exchange by a holder of shares of Common Stock into which such shares of Series A Convertible Preferred Stock could have been converted immediately prior to the effective date of such consolidation, merger, sale, transfer, or share exchange and on a basis which preserves the economic benefits of the conversion rights of the holders of shares of Series A Convertible Preferred Stock on a basis as nearly as practical as such rights exist hereunder prior thereto. If, in connection with any such consolidation, merger, sale, transfer, or share exchange, each holder of shares of Common Stock is entitled to elect to receive securities, cash, or other assets upon completion of such transaction, the Corporation shall provide or cause to be provided to each holder of Series A Convertible Preferred Stock the right to elect the securities, cash, or other assets into which the Series A Convertible Preferred Stock held by such holder shall be convertible after completion of any such transaction on the same terms and subject to the same conditions applicable to holders of the Common Stock (including, without limitation, notice of the right to elect, limitations on the period in which such election shall be made, and the effect of failing to exercise the election). The Corporation shall not effect any such transaction unless the provisions of this paragraph have been complied with. The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers, or share exchanges.

               (6) If a holder shall have given a Conversion Notice for shares of Series A Convertible Preferred Stock, the Corporation shall issue and deliver to such person certificates for the Common Stock and Warrants issuable upon such conversion within three business days after such Conversion Notice is given and the person converting shall be deemed to be the holder of record of the Common

Stock and Warrants issuable upon such conversion, and all rights with respect to the shares surrendered shall forthwith terminate except the right to receive the Common Stock and Warrants or other securities, cash, or other assets as herein provided. If a holder shall have given a Conversion Notice as provided herein, the Corporation's obligation to issue and deliver the certificates for Common Stock and Warrants shall be absolute and unconditional, irrespective of any action or inaction by the converting holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Corporation to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the holder or any other person of any obligation to the Corporation or any violation or alleged violation of law by the holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to the holder in connection with such conversion. If the Corporation fails to issue and deliver the certificates for the Common Stock and Warrants to the holder converting shares of Series A Convertible Preferred Stock pursuant to the first sentence of this paragraph as and when required to do so, in addition to any other liabilities the Corporation may have hereunder and under applicable law (1) the Corporation shall pay or reimburse such holder on demand for all out-of-pocket expenses including, without limitation, reasonable fees and expenses of legal counsel incurred by such holder as a result of such failure, (2) the Conversion
Percentage applicable to such conversion shall be reduced by two percentage points from the Conversion Percentage otherwise applicable to such conversion,
(3) the Ceiling Price applicable to such conversion shall be reduced by $.0954 (subject to equitable adjustments for stock splits, stock dividends, combinations, recapitalizations, reclassifications and similar events occurring or with respect to which "ex-" trading commences on or after the date of filing of this Certificate of Designations with the Secretary of State of the State of Delaware) from the Ceiling Price otherwise applicable to such conversion and (4) such holder may by written notice (which may be given by mail, courier, personal service or telephone line facsimile transmission) or oral notice (promptly confirmed in writing) given at any time prior to delivery to such holder of the certificates for the shares of Common Stock and Warrants issuable upon such conversion of shares of Series A Convertible Preferred Stock, rescind such conversion, whereupon such holder shall have the right to convert such shares of Series A Convertible Preferred Stock thereafter in accordance herewith.

               (7) No fractional shares of Common Stock or Warrants to purchase fractional shares of Common Stock shall be issued upon conversion of Series A Convertible Preferred Stock but, in lieu of any fraction of a share of Common Stock to purchase fractional shares of Common Stock or Warrants which would otherwise be issuable in respect of the aggregate number of such shares surrendered for conversion at one time by the same holder, the Corporation at its option (a) may pay in cash an amount equal to the product of (i) the arithmetic average of the Closing Bid Price of a share of Common Stock on the three consecutive trading days ending on the trading day immediately preceding the Conversion Date and (ii) such fraction of a share or (b) may issue an additional share of Common Stock or Warrant to purchase an additional share of Common Stock.

               (8) The Conversion Amount shall be adjusted from time to time under certain circumstances, subject to the provisions of Section 10(b)(1), as follows:

               (i) In case the Corporation shall issue rights or warrants on a pro rata basis to all holders of the Common Stock entitling such holders to subscribe for or purchase Common Stock on the record date referred to below at a price per share less than the Current Price for such record date, then in each such case the Conversion Amount in effect on such record date shall be adjusted in accordance with the formula

        C1 = C x   O + N
                   -----
                   O + N X P
                       -----
                        M

where

        C1  = the adjusted Conversion Amount

        C   = the current Conversion Amount

        O   = the  number  of shares of Common Stock  outstanding  on the record date.

        N   = the  number  of   additional  shares of   Common   Stock  issuable
              pursuant to the exercise of such rights or warrants.

        P   = the  offering  price  per share of  the  additional  shares (which amount shall include amounts received by the Corporation in respect of the issuance and the exercise of such rights or warrants).

        M   = the Current Price per share of Common Stock on the record date.

Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. If any or all such rights or warrants are not so issued or expire or terminate before being exercised, the Conversion Amount then in effect shall be readjusted appropriately.

               (ii) In case the Corporation shall, by dividend or otherwise, distribute to all holders of its Junior Stock (as hereinafter defined) evidences of its indebtedness or assets (including securities, but excluding any warrants or subscription rights referred to in subparagraph (i) above and any dividend or distribution paid in cash out of the retained earnings of the Corporation), then in each such case the Conversion Amount then in effect shall be adjusted in accordance with the formula


        C1 = C x   M
                  ---
                 M - F
where

        C1  = the adjusted Conversion Amount

        C   = the current Conversion Amount

        M   = the  Current Price per share of Common  Stock on the  record  date mentioned below.

        F   = the  aggregate  amount  of  such  cash  dividend  and/or  the fair market value on the record date of the assets or securities to be distributed divided by the number of shares of Common Stock outstanding on the record date. The Board of Directors shall determine such fair market value, which determination shall be conclusive.

Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution. For purposes of this subparagraph (ii), "Junior Stock" shall include any class of capital stock ranking junior as to dividends or upon liquidation to the Series A Convertible Preferred Stock.

               (iii) All calculations hereunder shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be.

               (iv) If at any time as a result of an adjustment made pursuant to
Section 10(b)(5), the holder of any Series A Convertible Preferred Stock thereafter surrendered for conversion shall become entitled to receive securities, cash, or assets other than Common Stock and Warrants, the number or amount of such securities or property so receivable upon conversion shall be subject to adjustment from time to time in a manner and on terms nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subparagraphs (i) to (iii) above.

               (9) Except as otherwise provided above in this Section 10, no adjustment in the Conversion Amount shall be made in respect of any conversion for share distributions or dividends theretofore declared and paid or payable on the Common Stock.

               (10) Whenever the Conversion Amount is adjusted as herein provided, the Corporation shall send to each holder and each transfer agent, if any, for the Series A Convertible Preferred Stock, the Warrants and the Common Stock, a statement signed by the Chairman of the Board, the President, or any Vice President of the Corporation and by its Treasurer or its Secretary or an Assistant Secretary stating the adjusted Conversion Amount determined as provided in this Section 10, and any adjustment so evidenced, given in good faith, shall be binding upon all stockholders and upon the Corporation. Whenever the Conversion Amount is adjusted, the Corporation will give notice by mail to the holders of record of Series A Convertible Preferred Stock, which notice shall be made within 15 days after the effective date of such adjustment and shall state the adjustment and the Conversion Amount. Notwithstanding the foregoing notice provisions, failure by the Corporation to give such notice or a defect in such notice shall not affect the binding nature of such corporate action of the Corporation.

               (11) Whenever the Corporation shall propose to take any of the actions specified in Section 10(b)(5) or in subparagraphs (i) or (ii) of Section 10(b)(8) which would result in any adjustment in the Conversion Amount under this Section 10(b), the Corporation shall cause a notice to be mailed at least 20 days prior to the date on which the books of the Corporation will close or on which a record will be taken for such action, to the holders of record of the outstanding Series A Convertible Preferred Stock on the date of such notice. Such notice shall specify the action proposed to be taken by the Corporation and the date as of which holders of record of the Common Stock shall participate in any such actions or be entitled to exchange their Common Stock for securities or other property, as the case may be. Failure by the Corporation to mail the notice or any defect in such notice shall not affect the validity of the transaction.

               (c) FORM OF WARRANT. The Warrants issuable upon conversion of shares of Series A Convertible Preferred Stock shall be in the following form:

                                [FORM OF WARRANT]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THE SALE TO THE HOLDER OF THIS SECURITY AND OF THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS SECURITY ARE NOT COVERED BY A REGISTRATION STATEMENT UNDER THE ACT OR REGISTRATION UNDER STATE SECURITIES LAWS. THIS SECURITY HAS BEEN ACQUIRED, AND SUCH SHARES OF COMMON STOCK MUST BE ACQUIRED, FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                                Right to  Purchase                  1  Shares of
                                Common Stock of V-ONE Corporation


                                V-ONE CORPORATION

                          COMMON STOCK PURCHASE WARRANT


               V-ONE CORPORATION, a Delaware corporation (the "Company") hereby certifies that, for value received, [FILL IN NAME] or registered assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after the date hereof, and before

----------------
1 Insert appropriate number in accordance with Section 10(a) and 10(b) of the Certificate of Designations

5:00 p.m., New York City time, on the Expiration Date (as defined herein), * fully paid and nonassessable shares of Common Stock, $.001 par value, of the Company at a purchase price per share equal to the Purchase Price (as hereinafter defined). The number of such shares of Common Stock and the Purchase Price are subject to adjustment as provided in this Warrant.

               As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

               (a) The term "Business Day" as used herein shall mean a day on which the New York Stock Exchange is open for business.

               (b) The term "Common Stock" includes the Company's Common Stock, $.001 par value per share, as authorized on the date hereof, and any other securities into which or for which the Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

               (c) The term "Company" shall include V-ONE Corporation and any corporation that shall succeed to or assume the obligation of V-ONE Corporation hereunder.

               (d) The term "Expiration Date" refers to [INSERT DATE WHICH IS 5 YEARS AFTER CONVERSION DATE IN RESPECT OF WHICH WARRANT IS ISSUED].

               (e) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the Holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4.

               (f) The term "Purchase Price" shall mean $4.77, subject to adjustment as provided in this Warrant.

               1.     EXERCISE OF WARRANT.

               1.1 EXERCISE AT OPTION OF HOLDER. (a) This Warrant may be exercised by the Holder hereof in full or in part at any time or from time to time during the exercise period specified in the first paragraph hereof until the Expiration Date by surrender of this Warrant and the subscription form annexed hereto (duly executed) by such Holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company in the amount obtained by multiplying (a) the number of shares of Common Stock designated by the Holder in the subscription form by (b) the Purchase Price then in effect. On any partial exercise the Company will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant or Warrants of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, providing in the aggregate on the face or faces thereof for the purchase of the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

               (b) Notwithstanding any other provision of this Warrant, in no event shall the holder of this Warrant be entitled at any time to purchase a number of shares of Common Stock on exercise of this Warrant in excess of that number of shares upon purchase of which the sum of (1) the number of shares of Common Stock beneficially owned by such holder and any person whose beneficial ownership of shares of Common Stock would be aggregated with such holder's beneficial ownership of shares of Common Stock for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Regulation 13D-G thereunder (each an "Aggregated Person" and collectively, the "Aggregated Persons") (other than shares of Common Stock deemed beneficially owned through the ownership of the unexercised portion of this Warrant, any warrant containing a restriction similar to this Section 1.1(b) and shares of Series A Convertible Preferred Stock, $.001 par value, of the Company (the
"Series  A  Convertible   Preferred  Stock")  beneficially  owned  by  all  such
Aggregated Persons) and (2) the number of shares of Common Stock issuable upon exercise of the portion of this Warrant with respect to which the determination in this sentence is being made, would result in beneficial ownership by any Aggregated Person of more than 4.9% of the outstanding shares of Common Stock. For purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and Regulation 13D-G thereunder, except as otherwise provided in clause (1) of the immediately preceding sentence.

               1.2 NET ISSUANCE. Notwithstanding anything to the contrary contained in Section 1.1, the Holder may elect to exercise this Warrant in whole or in part by receiving shares of Common Stock equal to the net issuance value (as determined below) of this Warrant, or any part hereof, upon surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

               X = Y (A-B)
                   -------
                       A

        Where: X =    the  number of shares of Common  Stock to be issued to the
                      Holder

                      Y = the number of shares of Common Stock as to which this Warrant is to be exercised

                      A = the current fair market value of one share of Common Stock calculated as of the last trading day immediately preceding the exercise of this Warrant

                      B =    the Purchase Price

               As used herein, current fair market value of Common Stock as of a specified date shall mean with respect to each share of Common Stock the average of the closing bid prices of the Common Stock on the principal securities market on which the Common Stock may at the time be traded over a period of five Business Days consisting of the day as of which the current fair market value of a share of Common Stock is being determined (or if such day is not a Business Day, the Business Day next preceding such day) and the four consecutive Business Days prior to such day. If on the date for which current fair market value is to be determined the Common Stock is not eligible for trading on any securities market, the current fair market value of Common Stock shall be the highest price per share which the Company could then obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors of the Company, unless prior to such date the Company has become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the current fair market value of the Common Stock shall be deemed to be the value received by the holders of the Company's Common Stock for each share thereof pursuant to the Company's acquisition.

               2. DELIVERY OF STOCK CERTIFICATES, ETC., ON EXERCISE. As soon as practicable after the exercise of this Warrant, and in any event within three days thereafter, the Company at its expense (including the payment by it of any applicable issue or stamp taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, in such denominations as may be requested by such Holder, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then current fair market value (as determined in accordance with subsection 1.2) of one full share, together with any other stock or other securities any property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise. Upon exercise of this Warrant as provided herein, the Company's obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Company to the Holder, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with such exercise. If the Company fails to issue and deliver the certificates for the Common Stock to the Holder pursuant to the first sentence of this paragraph as and when required to do so, in addition to any other liabilities the Company may have hereunder and under applicable law, the Company shall pay or reimburse the Holder on demand for all out-of-pocket expenses including, without limitation, fees and expenses of legal counsel incurred by the Holder as a result of such failure.

               3. ADJUSTMENT FOR DIVIDENDS IN OTHER STOCK, PROPERTY, ETC.; RECLASSIFICATION, ETC. In case at any time or from time to time, all the holders of Common Stock (or Other Securities) shall have received, or (on or after the record date fixed for the determination of stockholders eligible to receive) shall have become entitled to receive, without payment therefor,

               (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

               (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

               (c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock (or Other Securities) issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 5), then and in each such case the Holder of this Warrant, on the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) which such Holder would hold on the date of such exercise if on the date hereof the Holder had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the case referred to in subdivisions (b) and (c) of this Section 3) receivable by the Holder as aforesaid during such period, giving effect to all adjustments called for during such period by Section 4.

               4. EXERCISE UPON REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, (c) effect an exchange of outstanding shares of the Company for securities of any other person or (d) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition of such reorganization, consolidation, merger, share exchange, sale or conveyance, the Company shall cause effective provisions to be made so that the Holder shall have the right thereafter, by exercising this Warrant (in lieu of the shares of Common Stock of the Company purchasable and receivable upon exercise of the rights represented hereby immediately prior to such transaction) to purchase the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reorganization, consolidation, merger, share exchange, sale or conveyance by a holder of the number of shares of Common Stock that might have been received upon exercise of this Warrant immediately prior to such reorganization, consolidation, merger, share exchange, sale or conveyance; PROVIDED, HOWEVER, that in the event (a) the value of the stock, securities or other assets or property (determined in good faith by the Board of Directors of the Company) issuable or payable with respect to one share of Common Stock of the Company purchasable and receivable upon the exercise of the rights represented hereby immediately prior to such transaction is in excess of the Purchase Price hereof in effect at the time of such reorganization, consolidation, merger, share exchange, sale or conveyance (after giving effect to any adjustment in such Purchase Price required to be made under the terms of this Warrant), and (b) the securities, if any, to be received in such reorganization, consolidation, merger, share exchange, sale or conveyance are publicly traded, then if the Company gives the Holder at least 20 Business Days (or such lesser period as the Company gives notice of such transaction to the holders of the outstanding shares of Common Stock) prior notice of such reorganization, merger, share exchange, sale or conveyance this Warrant shall expire unless exercised prior to such reorganization, consolidation, merger, share exchange, sale or conveyance. Any such provision shall include provisions for adjustments in respect of such shares of stock and other securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The provisions of this Section shall apply to successive reorganizations, consolidations, mergers, share exchanges, sales and conveyances.

               5. ADJUSTMENT FOR EXTRAORDINARY EVENTS. In the event that the Company shall (i) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock, or (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 5. The Holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would be issuable on such exercise as of immediately prior to such issuance by a fraction of which (i) the numerator is the Purchase Price in effect immediately prior to such issuance and (ii) the denominator is the Purchase Price in effect on the date of such exercise.

               6. FURTHER ASSURANCES. The Company will take all action that may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock, free from all taxes, liens and charges with respect to the issue thereof, on the exercise of all or any portion of this Warrant from time to time outstanding.

               7.     NOTICES OF RECORD DATE, ETC.  In the event of

               (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend on, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

               (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to or consolidation or merger of the Company with or into any other person, or

               (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the Holder, at least ten days prior to such record date, a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall also state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or a favorable vote of stockholders if either is required. Such notice shall be mailed at least ten days prior to the date specified in such notice on which any such action is to be taken or the record date, whichever is earlier.

               8. RESERVATION OF STOCK, ETC., ISSUABLE ON EXERCISE OF WARRANTS. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of this Warrant.

               9. TRANSFER OF WARRANT. This Warrant shall inure to the benefit of the successors to and assigns of the Holder. This Warrant and all rights hereunder, in whole or in part, is registrable at the office or agency of the Company referred to below by the Holder hereof in person or by his duly authorized attorney, upon surrender of this Warrant properly endorsed.

               10. REGISTER OF WARRANTS. The Company shall maintain, at the principal office of the Company (or such other office as it may designate by notice to the Holder hereof), a register in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each successor and prior owner of such Warrant. The Company shall be entitled to treat the person in whose name this Warrant is so registered as the sole and absolute owner of this Warrant for all purposes.

               11. EXCHANGE OF WARRANT. This Warrant is exchangeable, upon the surrender hereof by the Holder hereof at the office or agency of the Company referred to in Section 10, for one or more new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for purchase hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said Holder hereof at the time of such surrender.

               12.  REPLACEMENT  OF WARRANT.  On receipt of evidence  reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

               13. WARRANT AGENT. The Company may, by written notice to the Holder, appoint an agent having an office in the United States of America, for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 11, and replacing this Warrant pursuant to Section 12, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

               14. REMEDIES. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

               15. NO RIGHTS OR LIABILITIES AS A STOCKHOLDER. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder hereof to purchase Common Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Purchase Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

               16. NOTICES, ETC. All notices and other communications from the Company to the registered Holder of this Warrant shall be mailed by first class certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder or at the address shown for such Holder on the register of Warrants referred to in Section 10.

               17. INVESTMENT REPRESENTATIONS. By acceptance of this Warrant, the Holder represents to the Company that this Warrant is being acquired for the Holder's own account and for the purpose of investment and not with a view to, or for sale in connection with, the distribution thereof, nor with any present intention of distributing or selling the Warrant or the Common Stock issuable upon exercise of the Warrant. The Holder acknowledges that the Holder has been afforded the opportunity to meet with the management of the Company and to ask questions of, and receive answers from, such management and the Company's counsel about the business and affairs of the Company and concerning the terms and conditions of the offering of this Warrant, and to obtain any additional information, to the extent that the Company possessed such information or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information otherwise obtained by or furnished to the Holder in connection with the offering of this Warrant. The Holder asserts that it may be considered to be a sophisticated investor, is familiar with the risks inherent in speculative investments such as in the Company, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in this Warrant and the Common Stock issuable upon exercise of this Warrant, and is able to bear the economic risk of the investment. The Holder acknowledges and agrees that this Warrant and, except as otherwise provided in the Registration Rights Agreement between the original Holder of the Series A Convertible Preferred Stock and the Company, as amended or modified from time to time (the "Registration Rights Agreement"), the Common Stock issuable upon exercise of this Warrant (if any) have not been (and at the time of acquisition by the Holder, will not have been or will not be), registered under the Securities Act or under the securities laws of any state, in reliance upon certain exemptive provisions of such statutes. The Holder recognizes and acknowledges that such claims of exemption are based, in part, upon the representations of the Holder contained herein. The Holder further recognizes and acknowledges that because this Warrant and, except as provided in the Registration Rights Agreement, the Common Stock issuable upon exercise of this Warrant (if any) are unregistered, they may not be eligible for resale, and may only be resold in the future pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to a valid exemption from such registration requirements. Unless the shares of Common Stock have theretofore been registered for resale or are otherwise exempt from registration under the Securities Act, the Company may require, as a condition to the issuance of Common Stock upon the exercise of this Warrant (i) in the case of an exercise in accordance with Section 1.1 hereof, a confirmation as of the date of exercise of the Holder's representations pursuant to this
Section 17 or (ii) in the case of an exercise in accordance with Section 1.2 hereof, an opinion (in form and substance reasonably satisfactory to the Company) of counsel reasonably satisfactory to the Company that the shares of Common Stock to be issued upon such exercise may be issued without registration under the Securities Act.

               18. LEGEND. Unless theretofore registered for resale under the Securities Act or otherwise exempt from registration under the Securities Act when issued upon exercise of this Warrant and when resold thereafter, each certificate for shares issued upon exercise of this Warrant shall bear the following legend:

               The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under the Securities Act of 1933, as amended, or an opinion of counsel reasonably acceptable to the Company that registration is not required under said Act.

               19. MISCELLANEOUS. This Warrant and any terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement or such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of New York. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

               IN WITNESS WHEREOF, V-ONE Corporation has caused this Warrant to be executed on its behalf by one of its officers thereunto duly authorized.

Dated:                                      V-ONE CORPORATION



                                            By: ___________________________
                                                Name:
                                                Title:


                              FORM OF SUBSCRIPTION

                   (To be signed only on exercise of Warrant)

TO V-ONE CORPORATION

        1. The undersigned Holder of the attached original, executed Warrant hereby elects to exercise its purchase right under such Warrant with respect to ______________ shares of Common Stock, as defined in the Warrant, of V-ONE Corporation, a Delaware corporation (the "Company").

        2.     The undersigned Holder (check one):

           (a) elects to pay the  aggregate  purchase  price for such  shares of
               Common Stock (the "Exercise Shares") (i) by lawful money of the United States or the enclosed certified or official bank check payable in United States dollars to the order of the Company in the amount of $___________, or (ii) by wire transfer of United States funds to the account of the Company in the amount of $____________, which transfer has been made before or simultaneously with the delivery of this Form of Subscription pursuant to the instructions of the Company;

               or

           (b) elects to receive shares of Common Stock having a value equal to the value of the Warrant calculated in accordance with Section
               1.2 of the Warrant.

        3. Please issue a stock certificate or certificates representing the appropriate number of shares of Common Stock in the name of the undersigned or in such other names as is specified below:

        Name:
               ---------------------------------------

        Address:
                           -------------------------------------

                           -------------------------------------


Dated:____________ ___, _____          ____________________________
                                       (Signature   must  conform  to  name  of
                                       Holder as specified on the face of the Warrant)

                                       ---------------------------------------

                                       ---------------------------------------
                                                    (Address)

                            [END OF FORM OF WARRANT]

               SECTION 11. REDEMPTION AT OPTION OF HOLDERS. (a) Each holder of shares of Series A Convertible Preferred Stock shall be entitled, at such holder's option, by notice to the Corporation given within 20 days after the occurrence of an Optional Redemption Event, to require the Corporation to redeem all or a portion of such shares following the occurrence of an Optional Redemption Event.

               (b) To exercise the optional redemption right, a holder of shares of Series A Convertible Preferred Stock shall deliver to the Corporation a notice of redemption (an "Optional Redemption Notice"), accompanied by the certificate for the shares of Series A Convertible Preferred Stock to be redeemed. Any Optional Redemption Notice shall state (1) that the holder delivering such notice is thereby requiring the Corporation to redeem shares of Series A Convertible Preferred Stock pursuant to this Section 11, (2) the Optional Redemption Event giving rise to such redemption, and (3) the number of shares of Series A Convertible Preferred Stock held by such holder which are to be redeemed. In no event later than five business days following receipt of such notice by the Corporation, the Corporation shall make payment in immediately available funds of the Optional Redemption Price applicable on the date of such redemption with respect to the shares of Series A Convertible Preferred Stock to be redeemed to or upon the order of such holder as specified by such holder in the Optional Redemption Notice. Upon redemption of less than all of the shares of Series A Convertible Preferred Stock evidenced by a particular certificate, promptly, but in no event later than three business days after surrender of such certificate to the Corporation, the Corporation shall issue a replacement certificate for the shares of Series A Convertible Preferred Stock which have not been redeemed. Only whole shares of Series A Convertible Preferred Stock may be redeemed.

               SECTION 12. VOTING RIGHTS. Except as otherwise required by law or expressly provided herein, shares of Series A Convertible Preferred Stock shall not be entitled to vote on any matter.

               The affirmative vote or consent of the holders of a majority of the outstanding shares of the Series A Convertible Preferred Stock, voting separately as a class, will be required for (1) any amendment, alteration, or repeal, whether by merger or consolidation or otherwise, of the Corporation's Amended and Restated Certificate of Incorporation if the amendment, alteration, or repeal materially and adversely affects the powers, preferences, or special rights of the Series A Convertible Preferred Stock, or (2) the creation and issuance of any Senior Dividend Stock or Senior Liquidation Stock; provided, HOWEVER, that any increase in the authorized Preferred Stock of the Corporation or the creation and issuance of any stock which is both Junior Dividend Stock and Junior Liquidation Stock shall not be deemed to affect materially and adversely such powers, preferences, or special rights and any such increase or creation and issuance may be made without any such vote by the holders of Series A Convertible Preferred Stock except as otherwise required by law.

               SECTION 13. OUTSTANDING SHARES. For purposes of this Certificate of Designations, all shares of Series A Convertible Preferred Stock shall be deemed outstanding except (i) from the date of surrender of certificates representing shares of Series A Convertible Preferred Stock for conversion into Common Stock and Warrants, all shares of Series A Convertible Preferred Stock converted into Common Stock and Warrants; (ii) from the date of registration of transfer, all shares of Series A Convertible Preferred Stock held of record by the Corporation or any subsidiary or Affiliate (as defined herein) of the Corporation and (iii) from the Share Limitation Redemption Date, Redemption Date or Optional Redemption Date all shares of Series A Convertible Preferred Stock which are redeemed, so long as in each case the Share Limitation Redemption Price, the Redemption Price or the Optional Redemption Price, as the case may be, of such shares of Series A Convertible Preferred Stock shall have been paid by the Corporation as and when required hereby. For the purposes of this Certificate of Designations, "Affiliate" means any person, other than the original holders of the shares of Series A Convertible Preferred Stock, directly or indirectly controlling or controlled by or under direct or indirect common control with the Corporation. "Control" is the power to direct the management and policies of a person, directly or through one or more intermediaries, whether through the ownership of voting securities, by contract, or otherwise.

               IN WITNESS WHEREOF, V-ONE Corporation has caused this certificate to be signed by Charles B. Griffis, its Sr. Vice President and CFO, as of the 8th day of December, 1997.

                                         V-ONE CORPORATION



                                         By  /S/ CHARLES B. GRIFFIS
                                             -----------------------------
                                             Charles B. Griffis
                                             Sr. Vice President & CFO